Guarantees (Tables)	12 Months Ended
Dec. 31, 2014
Table Text Block [Abstract]
Information related to guarantees

The following table provides information related to such guarantees as of December 31:

	Maximum potential
	undiscounted future
	payments(a)		Related liability(b)
	(Billions)		(Millions)
Type of Guarantee	2014	2013	2014	2013
Return and Merchant Protection	$37	$37	$44	$84
Other(c)	8	8	67	77
Total	$45	$45	$111	$161

  Represents the notional amounts that could be lost under the guarantees and indemnifications if there were a total default by the guaranteed parties. The maximum potential undiscounted future payments for Merchant Protection are measured using management’s best estimate of maximum exposure based on all eligible claims in relation to annual billed business volumes.
  Included in Other liabilities on the Company’s Consolidated Balance Sheets.
  Primarily includes guarantees related to the Company’s purchase protection, business dispositions and real estate.